American Century Investments®
Quarterly Portfolio Holdings
American Century® Focused Large Cap Value ETF (FLV)
May 31, 2023

Focused Large Cap Value ETF - Schedule of Investments
MAY 31, 2023 (UNAUDITED)

	Shares	Value ($)
COMMON STOCKS — 98.7%
Aerospace and Defense — 3.7%
Raytheon Technologies Corp.	88,438	8,148,677
Banks — 3.7%
JPMorgan Chase & Co.	36,873	5,004,035
Truist Financial Corp.	104,491	3,183,841
		8,187,876
Capital Markets — 4.7%
Bank of New York Mellon Corp.	97,024	3,900,365
BlackRock, Inc.	5,594	3,678,335
Charles Schwab Corp.	53,874	2,838,621
		10,417,321
Communications Equipment — 3.7%
Cisco Systems, Inc.	76,166	3,783,165
F5, Inc.(1)	30,132	4,446,881
		8,230,046
Consumer Staples Distribution & Retail — 2.6%
Sysco Corp.	42,553	2,976,582
Walmart, Inc.	19,603	2,879,093
		5,855,675
Containers and Packaging — 3.3%
Packaging Corp. of America	31,824	3,947,131
Sonoco Products Co.	55,729	3,335,938
		7,283,069
Diversified Telecommunication Services — 2.2%
Verizon Communications, Inc.	136,453	4,861,820
Electric Utilities — 3.9%
Duke Energy Corp.	72,332	6,458,524
Pinnacle West Capital Corp.	29,912	2,311,600
		8,770,124
Electrical Equipment — 1.5%
nVent Electric PLC	77,925	3,380,386
Electronic Equipment, Instruments and Components — 1.5%
TE Connectivity Ltd.	27,488	3,366,730
Entertainment — 1.6%
Walt Disney Co.(1)	39,857	3,505,822
Financial Services — 5.2%
Berkshire Hathaway, Inc., Class B(1)	36,022	11,565,944
Food Products — 3.9%
Conagra Brands, Inc.	114,874	4,005,656
Mondelez International, Inc., Class A	64,415	4,728,705
		8,734,361
Gas Utilities — 3.1%
Atmos Energy Corp.	60,231	6,943,430
Health Care Equipment and Supplies — 8.9%
Becton Dickinson & Co.	11,631	2,811,911
Medtronic PLC	115,414	9,551,663
Zimmer Biomet Holdings, Inc.	59,207	7,539,419
		19,902,993
Health Care Providers and Services — 5.3%
Cigna Group	10,797	2,671,286

Henry Schein, Inc.(1)	54,517	4,028,806
Quest Diagnostics, Inc.	38,177	5,064,179
		11,764,271
Household Products — 9.3%
Colgate-Palmolive Co.	84,811	6,308,242
Kimberly-Clark Corp.	44,277	5,945,516
Procter & Gamble Co.	59,294	8,449,395
		20,703,153
Industrial Conglomerates — 1.3%
Honeywell International, Inc.	14,618	2,800,809
Insurance — 8.5%
Aflac, Inc.	56,316	3,616,050
Allstate Corp.	46,382	5,030,128
Marsh & McLennan Cos., Inc.	31,383	5,434,908
Reinsurance Group of America, Inc.	33,877	4,742,780
		18,823,866
Machinery — 1.2%
Oshkosh Corp.	37,198	2,746,328
Oil, Gas and Consumable Fuels — 7.0%
Exxon Mobil Corp.	78,521	8,023,276
TOTAL SE, ADR	134,411	7,567,339
		15,590,615
Passenger Airlines — 1.3%
Southwest Airlines Co.	94,265	2,815,695
Pharmaceuticals — 8.1%
Johnson & Johnson	86,068	13,345,704
Novartis AG, ADR	49,664	4,780,160
		18,125,864
Semiconductors and Semiconductor Equipment — 1.3%
Texas Instruments, Inc.	16,797	2,920,662
Specialized REITs — 1.9%
Public Storage	14,536	4,118,049
TOTAL COMMON STOCKS (Cost $209,991,745)		219,563,586
SHORT-TERM INVESTMENTS — 1.0%
Money Market Funds — 1.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $2,304,309)	2,304,309	2,304,309
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $212,296,054)		221,867,895
OTHER ASSETS AND LIABILITIES — 0.3%		639,264
TOTAL NET ASSETS — 100.0%		$222,507,159

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
(1)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.